SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 22, 1996


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    575 Market Street, San Francisco, CA                         94105
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                     (Zip Code)

          Registrant's telephone number, including area code:(415) 894-7700


           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

  Item 5.   Other Events.
            ------------

            On January 22, 1996, the Registrant and NGC Corporation announced that they have entered into exclusive negotiations to combine Chevron's gas gathering, processing and marketing operations with NGC.

            In connection with this announcement, the Registrant and NGC issued a joint press release entitled "NGC Corp. And Chevron Corp. Sign Exclusivity Agreement To Negotiate Merger Of Natural Gas Gathering, Processing And Marketing Operations," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

  Item 7.   Financial Statements and Exhibits.
            ----------------------------------

            (c)   Exhibits.

                  99.1 Joint Press Release of Chevron Corporation and NGC
                       Corporation dated January 22, 1996, entitled "NGC Corp. And Chevron Corp. Sign Exclusivity Agreement To Negotiate Merger Of Natural Gas Gathering, Processing And Marketing Operations."

                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: January 22, 1996

                                                     CHEVRON CORPORATION



                                                   By  /s/ L. I. BEEBE
                                                     -------------------
                                                        L. I. Beebe
                                                          Secretary